UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K
                       CURRENT REPORT

      UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                        ACT OF 1934

       Date of Earliest Event Reported April 12, 2006

                  CREDIT ONE FINANCIAL, INC.
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Commission file number   000-50320

              Florida                       59 3641205
      (State of Incorporation)        (IRS Employer ID Number)

Post Office Box 3462, DeLand, FL 32721 3462
505 E. New York Avenue, Suite 8, DeLand, Florida  32724
(Addresses of principal executive offices and Zip Code)

Registrant's phone Number 1 386 943 8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












Item 8.01 Other Events

On April 12, 2006, James H Bashaw, President and Chief Executive Officer, and Richard R Cook, Secretary, Treasurer and Chief Financial Officer entered into a written agreement and an oral agreement to sell 99% of their interest in the Company. The sale will amount to 5,215,189 shares which represents 87.2% percent of the issued and outstanding shares of the Company. They are retaining 59,811 shares which represents 1% of the issued and outstanding shares of the Company. The proposed sale is to parties unrelated to the Company or to Messrs. Bashaw and Cook.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.
(Registrant)

Date April 13, 2006

                         By /s/ James H. Bashaw
                              James H. Bashaw
                              Chief Executive Officer, President